Exhibit 99.1

NEWS RELEASE	Contact:	Talya Nevo-Hacohen
Laura Catalino 562-733-5100

HEALTH CARE PROPERTY INVESTORS, INC. REPORTS RESULTS FOR

THE QUARTER ENDED JUNE 30, 2004

LONG BEACH, CA, July 29, 2004 — Health Care Property Investors, Inc. (NYSE:HCP), a health care real estate investment trust (“REIT”), today announced operating results for the quarter ended June 30, 2004. Net income applicable to common shares for the quarter ended June 30, 2004 totaled $36.3 million, or $0.27 per diluted share of common stock. This compares with net income applicable to common shares of $20.3 million, or $0.17 per diluted share of common stock for the quarter ended June 30, 2003.

Funds From Operations (“FFO”) was $58.0 million, or $0.44 per diluted share of common stock, for the quarter ended June 30, 2004. This compares with FFO of $40.0 million, or $0.33 per diluted share of common stock, for the quarter ended June 30, 2003. Prior to asset impairment charges, FFO was $0.45 and $0.35 per diluted share for the quarters ended June 30, 2004 and 2003, respectively.

The Company has revised its presentation of FFO for all periods to include the effect of asset impairment charges, consistent with recent clarifications from the National Association of Real Estate Investment Trusts (“NAREIT”). For the second quarter of 2004 and 2003, asset impairments reduced FFO by $2.5 million and $2.8 million, respectively. FFO is a supplemental non-GAAP financial measurement used to evaluate the operating performance of real estate investment trusts.

SECOND QUARTER HIGHLIGHTS AND RECENT DEVELOPMENTS

•	On June 1, 2004, the Company acquired two long-term care facilities with a total of 234 beds for approximately $16 million. As previously announced, on April 30, 2004, the Company acquired seven long-term care facilities with a total of 700 beds for approximately $47 million. The nine facilities, all leased to the same operator, have an initial lease term of five years, with three five-year renewal options. The initial annual lease rate is approximately 9.3% with annual rent escalators of 2%.

•	On June 10, 2004, the Company acquired a 79,000 square foot medical office building located in Las Vegas, Nevada, for a purchase price of approximately $22 million at a capitalization rate of 9.7%. The medical office building is 100% occupied.

•	On July 15, 2004, the Company acquired substantially all of American Retirement Corporation’s (“ARC”) interest in three continuing care retirement communities and one assisted living facility for $113 million, including transaction costs. The transaction was structured as a sale lease-back with ARC using a portion of the proceeds to repay its existing $82.6 million mezzanine loan to the Company. These facilities have an initial lease term of ten years, with three ten-year renewal options. The annual lease rate is 9% with additional rents contingent on facility revenue exceeding certain thresholds. Additionally, the Company provided ARC with a new $5.7 million two-year mortgage loan at 9%, secured by three properties, and maintained its minority equity investment in two other ARC assets. The Company’s cash investment in ARC related entities, after transaction costs, increased by $36 million.

•	On July 23, 2004, the Company announced that its Board of Directors declared a quarterly common stock cash dividend of $0.4175 per share. The common stock dividend will be paid on August 19, 2004, to stockholders of record as of the close of business on August 4, 2004. This most recent dividend equals $1.67 on an annualized basis.

•	On July 28, 2004, the Company agreed to acquire 11 assisted living facilities from Emeritus Corporation for $84 million, including $56 million of assumed debt, through a sale lease-back transaction. These facilities have an initial lease term of 15 years, with two ten-year renewal options. The initial annual lease rate is approximately 9.25% with CPI based escalators not exceeding 3% annually. These properties will be added to an existing master lease presently comprised of 25 properties. As part of this transaction, nine existing property leases will be extended by five years. The debt to be assumed currently bears interest at 6.5% and is based on LIBOR plus 4.15% with a 6.5% floor, and contains a prepayment fee that declines over time. Emeritus will use $17 million of the proceeds to repay mezzanine and other debt to the Company.

•	The Company and GE Commercial Finance have agreed, subject to final documentation, to increase the size of their joint venture from $600 million to $1.1 billion total capitalization.

FUTURE OPERATIONS

For the full year 2004, the Company presently expects net income applicable to common shares to range between $1.14 and $1.17 per diluted share, and expects FFO to range between $1.74 and $1.79 per diluted share, including the impact of impairment charges through June 30, 2004, but excluding the impact of future impairments, if any. Excluding asset impairment charges, the Company continues to expect FFO to range between $1.76 and $1.81 per diluted share. Asset impairment charges reduced FFO by $0.02 for the six months ended June 30, 2004.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast today, Thursday, July 29, 2004 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended June 30, 2004. The conference call is accessible by dialing 800-901-5231 (U.S.) and 617-786-2961 (International). The participant pass code is 42411448. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Pacific Time on July 29, 2004 through August 12, 2004 on the Company’s website.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered real estate investment trust (“REIT”) that invests directly or through joint ventures in health care facilities. As of June 30, 2004, the Company’s portfolio of properties, including investments through joint ventures and mortgage loans, included 538 properties in 43 states and consisted of 30 hospitals, 178 long-term care facilities, 121 assisted living and continuing care retirement communities (“CCRCs”), 185 medical office buildings and 24 other health care facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

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Statements in this news release and the supplement that are not historical may contain forward-looking statements subject to risks and uncertainties, such as competition for the acquisition and financing of health care facilities, competition for lessees and mortgagors (including with respect to new leases and mortgages and the renewal or roll-over of existing leases); continuing operational difficulties in the long-term care and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in health care laws and regulations and other changes in the health care industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments. Some of these risks are described from time to time in the SEC reports filed by the Company.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary Information (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenue	$107,186	$92,417	$204,808	$177,730
Net income applicable to common shares	$36,302	$20,295	$77,854	$41,734
Basic earnings per share	$0.28	$0.17	$0.59	$0.35
Diluted earnings per share	$0.27	$0.17	$0.59	$0.34
Shares used to calculate diluted earnings per share	132,856	122,436	132,778	121,240

Funds from operations[1]	$57,998	$39,989	$111,975	$78,843
Diluted funds from operations per share[1]	$0.44	$0.33	$0.84	$0.65

Impairments	$2,462	$2,800	$3,437	$11,652
Per share impact of impairments on diluted funds from operations	$0.01	$0.02	$0.02	$0.10

1 The Company believes that Funds From Operations (FFO) and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as net income applicable to common shares (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs, and should not be considered as an alternative to net income. A reconciliation of net income applicable to common shares to FFO is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues
Rental income	$95,350	$82,724	$182,581	$157,895
Equity income from unconsolidated joint ventures	849	22	2,086	164
Interest and other income	10,987	9,671	20,141	19,671

	107,186	92,417	204,808	177,730

Expenses
Interest	20,618	22,411	42,466	43,688
Real estate depreciation and amortization	21,076	18,390	41,558	36,610
Operating expenses from medical office buildings	10,192	7,415	19,241	14,735
General and administrative	8,394	5,662	15,698	10,904
Impairments	1,216	—	1,216	—

	61,496	53,878	120,179	105,937

Income from operations	45,690	38,539	84,629	71,793
Minority interests	(3,289)	(2,264)	(6,153)	(4,259)

Income from continuing operations	42,401	36,275	78,476	67,534

Discontinued operations
Operating income from discontinued operations	143	3,011	1,895	5,679
Gain (loss) on real estate dispositions and impairments	(960)	(2,372)	8,048	(8,635)

	(817)	639	9,943	(2,956)

Net income	41,584	36,914	88,419	64,578
Dividends to preferred stockholders	(5,282)	(4,848)	(10,565)	(11,073)
Preferred stock redemption charges	—	(11,771)	—	(11,771)

Net Income applicable to common shares	$36,302	$20,295	$77,854	$41,734

Basic earnings per share
Income from continuing operations applicable to common shares	$0.28	$0.16	$0.52	$0.37
Discontinued operations	—	0.01	0.07	(0.02)

Net Income applicable to common shares	$0.28	$0.17	$0.59	$0.35

Diluted earnings per share
Income from continuing operations applicable to common shares	$0.28	$0.16	$0.51	$0.37
Discontinued operations	(0.01)	0.01	0.08	(0.03)

Net Income applicable to common shares	$0.27	$0.17	$0.59	$0.34

Shares used to calculate earnings per share
Basic	131,653	121,456	131,196	120,307

Diluted	132,856	122,436	132,778	121,240

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information (Unaudited)

In Thousands, Except Per Share Data

QUARTERLY RESULTS:	Quarter Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net income applicable to common shares	$36,302	$20,295	$77,854	$41,734
Real estate depreciation and amortization	21,076	18,390	41,558	36,610
Gain on real estate dispositions	(286)	(428)	(10,269)	(3,017)
Depreciation and amortization included in discontinued operations	102	1,386	918	2,929
Joint venture FFO adjustments	804	346	1,914	587

Funds from operations[1]	$57,998	$39,989	$111,975	$78,843

Dividend on convertible partnership units	2,195	—	2,195	—

Dilutive funds from operations	$60,193	$39,989	$114,170	$78,843

Diluted funds from operations per share[1]	$0.44	$0.33	$0.84	$0.65

Shares used to calculate diluted FFO	138,115	122,436	135,407	121,240

Impairments	$2,462	$2,800	$3,437	$11,652
Per share impact of impairments on diluted funds from operations	$0.01	$0.02	$0.02	$0.10

FUTURE OPERATIONS:	Full Year 2004
	Low	High
Diluted earnings per share	$1.14	$1.17
Gain on sale	(0.08)	(0.08)
Real estate depreciation and amortization	0.66	0.68
Joint venture adjustments	0.03	0.03
Dilutive impact of operating partnership units	(0.01)	(0.01)

Diluted funds from operations per share	$1.74	$1.79

Impairments per share[2]	0.02	0.02

Diluted funds from operations per share, excluding impairment charges	1.76	1.81

[1]	The Company believes that Funds From Operations (FFO) and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as Net Income applicable to common shares (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income.

[2]	Represents actual impairment charges through June 30, 2004. Future impairments, if any, are excluded because they cannot by projected.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheets (Unaudited)

In Thousands

	June 30,	December 31,
	2004	2003
Assets
Real estate investments:
Buildings and improvements	$2,745,553	$2,682,206
Accumulated depreciation	(512,906)	(486,421)

	2,232,647	2,195,785
Construction in progress	35,589	64,303
Land	277,835	283,352

	2,546,071	2,543,440
Loans receivable, net	168,569	184,360
Loans to joint venture partners	80,380	83,253
Investments in and advances to unconsolidated joint ventures	72,339	172,450
Accounts receivable, net	17,077	16,471
Cash and cash equivalents	11,549	17,768
Other assets	22,839	18,215

Total Assets	$2,918,824	$3,035,957

Liabilities and Stockholders’ Equity
Bank notes payable	$154,000	$198,000
Senior notes payable	1,013,902	1,050,476
Mortgage notes payable	124,769	158,808
Accounts payable and accrued expenses	54,813	55,055
Deferred revenue	14,735	16,080
Minority interests in joint ventures	13,714	12,931
Minority interests convertible into common stock	103,473	103,990
Stockholders’ equity:
Preferred stock	285,173	285,173
Common stock	132,631	131,040
Additional paid-in capital	1,384,437	1,355,299
Cumulative net income	1,267,468	1,179,049
Cumulative dividends	(1,618,241)	(1,497,727)
Other equity	(12,050)	(12,217)

Total Stockholders’ Equity	1,439,418	1,440,617

Total Liabilities and Stockholders’ Equity	$2,918,824	$3,035,957

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information

As of June 30, 2004

INVESTMENTS

During the quarter and six months ended June 30, 2004, the Company acquired properties with an aggregate cost of approximately $85 million and $133 million, respectively.

As of June 30, 2004, the Company’s total undepreciated investment in properties, including investments through joint ventures and mortgage loans, was approximately $3.3 billion.

OTHER INFORMATION

The following summarizes certain information for the six months ended June 30, 2004 and 2003 (In thousands):

	Quarter Ended June 30, 2004		Six Months Ended June 30, 2004
	2004	2003	2004	2003
Capitalized interest	$707	$120	$881	$281
Amortization of deferred financing costs	688	701	1,655	1,321
Income from straight line rents and interest	1,854	954	3,693	1,726
Lease commissions and tenant and capital improvements on medical office buildings	193	1,454	1,318	2,808

	Quarter Ended June 30, 2004		Six Months Ended June 30, 2004
	2004	2003	2004	2003
Rental Income:
Triple net	$67,920	$62,403	$130,563	$117,222
Medical office buildings	27,430	20,321	52,018	40,673

	$95,350	$82,724	$182,581	$157,895

HEALTH CARE PROPERTY INVESTORS, INC.

Supplementary Financial Information-Portfolio Overview as of June 30, 2004 (Unaudited)

Dollars In Thousands, Except Investment Per Bed/Unit/Square Foot

	PORTFOLIO OVERVIEW[1]
	Hospitals	Long-Term Care	Assisted Living & CCRCs	Medical Office Building MOP.(Excl. HCP)	Other	HCP Medical Office Portfolio, LLC ("HCP MOP")[2]
Investment[3]	$795,934	$733,986	$815,459	$732,392	$210,266	$52,932
Number of properties	30	178	121	89	24	96
Assets held for sale	—	4	—	—	3	1
Number of beds/units/square feet[4,5]	3,483 Beds	21,545 Beds	13,072 Units	5,141,000 Sq Ft	1,441,000 Sq Ft	5,244,000 Sq Ft
Investment per bed/unit/square foot[6]	$229,000	$34,000	$62,000	$144	$146	$89
Occupancy data:[4,7]
Current quarter	63%	81%	82%	91%	100%	87%
First quarter 2004	61%	80%	80%	94%	100%	87%
Cash flow coverage after management fees[4,7,8,9]	2.4x	1.3x	1.2x	N/A	N/A	N/A

[1]	All amounts exclude assets held for sale unless otherwise indicated.
[2]	The Company is the managing member of HCP Medical Office Portfolio, LLC, an unconsolidated joint venture, and has a 33% interest therein.
[3]	Represents the historical cost of the Company's real estate investments and the net book value of our unconsolidated joint ventures and secured loans receivable.
[4]	Information for the Company's hospital, long-term care, and assisted and retirement living facilities was derived from information provided by its lessees without verification.
[5]	Hospital and long-term care facilities are measured by bed count. Assisted and retirement living facilities are apartment-like facilities and are stated in units (studio, one or two bedroom apartments). Medical office buildings and other health care facilities are measured in square feet.
[6]	Excludes facilities under construction.
[7]	Excludes facilities under construction, newly completed facilities under start up, vacant facilities and facilities where data is not available or meaningful.
[8]	Results exclude data related to nine hospitals leased to HealthSouth until greater assurances about HealthSouth's financial information is received.
[9]	Includes imputed management fees of 2% to 5%.

TENANT OVERVIEW[1]
PORTFOLIO BY OPERATOR/TENANT:
Six Months Ended June 30, 2004
Operator/Tenant	Percentage of Revenue Less Operating Expenses[2]
Tenet Healthcare	14.3%
American Retirement Corp.	9.7%
Emeritus Corporation	5.9%
HealthSouth Corporation	4.9%
Kindred Healthcare, Inc.	4.3%
HCA Inc.	3.6%
Not-for-profit investment grade tenants	1.4%
Other publicly traded operators or guarantors	10.6%
Other non-public operators and tenants	45.3%

100.0%

SAME PROPERTY OVERVIEW[1]
SAME PROPERTY GROWTH:

Comparable Facilities for the Six Months Ended June 30, 2004 vs. June 30, 2003
Investment properties, excluding medical office buildings
Number of same properties	284
Revenue percentage increase	1.0%
Medical office buildings, excluding HCP MOP
Number of same properties	71
Occupancy percentage at June 30, 2004	94%
Revenue percentage decrease	-0.3%

[1]	All amounts exclude assets sold and assets held for sale.
[2]	Since the tenant is responsible for operating expenses under a triple-net lease, management believes revenues are not comparable between property types without deducting operating expenses for properties leased under gross or modified gross leases. Revenue excludes non-property specific revenue and equity income from unconsolidated joint ventures.